UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2010

SUNRISE SENIOR LIVING, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16499 (Commission File Number)	54-1746596 (I.R.S. Employer Identification No.)

7900 Westpark Drive

McLean, Virginia 22102

(Address of principal executive offices) (Zip Code)

(703) 273-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

On February 12, 2010, Sunrise Pasadena CA Senior Living, LLC (“Sunrise Pasadena”) and Sunrise Pleasanton CA Senior Living, L.P. (“Sunrise Pleasanton” and together with Sunrise Pasadena, the “Pasadena/Pleasanton Borrowers”) entered into a modification agreement dated February 10, 2010 (the “Pasadena/Pleasanton Modification Agreement”) with Wells Fargo Bank, National Association (“Wells Fargo”) regarding that certain Loan Agreement dated September 28, 2007 (as amended on October 1, 2009 and December 1, 2009, the “Pasadena/Pleasanton Loan Agreement”) by and between the Pasadena/Pleasanton Borrowers and Wells Fargo.

In addition, on February 12, 2010, Sunrise Monterey Senior Living, LP (“Sunrise Monterey”) entered into a modification agreement dated February 10, 2010  (the “Monterey Modification Agreement”) with Wells Fargo regarding that certain Building Loan Agreement dated April 10, 2008 (the “Monterey Loan Agreement”) by and between Sunrise Monterey and Wells Fargo.

Sunrise Pasadena and Sunrise Pleasanton own undeveloped land (the “Pasadena/Pleasanton Properties”) respectively located in Pasadena and Pleasanton, California, and Sunrise Monterey owns land (the “Monterey Property”) located in Monterey, California, on which it operates an assisted living community.  Sunrise Pasadena, Sunrise Pleasanton and Sunrise Monterey are consolidated subsidiaries of Sunrise Senior Living, Inc. (“Sunrise”).

The Pasadena/Pleasanton Modification Agreement, among other matters, (i) extended the maturity date of the previously matured Pasadena/Pleasanton Loan Agreement to the earlier of (a) December 1, 2010 and (b) the maturity date of Sunrise’s revolving bank credit agreement (the “Parent Credit Agreement”) (which presently matures on December 2, 2010), (ii) established the terms and conditions on which a further maturity extension to April 1, 2011 may be available, (iii) waived defaults under the Pasadena/Pleasanton Loan Agreement, (iv) provided for a $5 million principal payment to be made by the Pasadena/Pleasanton Borrowers at closing, (v) provided for an additional $5 million principal payment to be made on or before July 31, 2010, (vi) established certain minimum release prices for the sale of the Pasadena/Pleasanton Properties and expressly permitted proceeds from the sale of such properties to be used to make the $5 million prepayment due on July 31, 2010, (vii) required the Pasadena/Pleasanton Borrowers to guarantee on a secured basis Sunrise Monterey’s obligations under the Monterey Loan Agreement, (viii) modified the financial covenants applicable to Sunrise to make them consistent with the financial covenants under the Parent Credit Agreement, (ix) provided for additional reporting requirements, and (x) increased the interest rate on amounts outstanding to LIBOR plus 3.00% (with an all-in floor of 3.50%).

As of February 12, 2010 (and after giving effect to the $5 million principal payment made on February 12, 2010), there was approximately $16.9 million in outstanding borrowings under the Pasadena/Pleasanton Loan Agreement.  The Pasadena/Pleasanton Borrowers’ obligations under the Pasadena Loan Agreement are secured by mortgages on the Pasadena/Pleasanton Properties and the Monterey Property and are guaranteed by Sunrise and Sunrise Monterey.

The Monterey Modification Agreement, among other matters, (i) modified the maturity date of the Monterey Loan Agreement to the earlier of (a) April 1, 2011 and (b) the maturity date of the Parent Credit Agreement, (ii) modified the terms and conditions on which a further maturity extension to April 1, 2012 may be available, (iii) waived defaults under the Monterey Loan Agreement, (iv) required Sunrise Monterey to guarantee on a secured basis the Pasadena/Pleasanton Borrowers’ obligations under the Pasadena/Pleasanton Loan Agreement, (v) revised certain financial and operating covenants, (vi) provided for additional reporting requirements, and (vii) increased the interest rate on amounts outstanding to LIBOR plus 3.00% (with an all-in floor of 3.50%).

As of February 12, 2010, there was approximately $35.1 million in outstanding borrowings under the Monterey Loan Agreement.  Sunrise Monterey’s obligations under the Monterey Loan Agreement are secured by mortgages on the Monterey Property and the Pasadena/Pleasanton Properties and are guaranteed by Sunrise and the Pasadena/Pleasanton Borrowers.

In connection with the modification of both the Pasadena/Pleasanton Loan Agreement and the Monterey Loan Agreement, an $85,313 one-time fee was paid to Wells Fargo on February 12, 2010.  The foregoing description of the Pasadena/Pleasanton Modification Agreement and the Monterey Modification Agreement is qualified in its entirety by reference to the full text of the Pasadena/Pleasanton Modification Agreement and the Monterey Modification Agreement, which are attached hereto as Exhibits 10.1 and 10.3 and are incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

10.1

Modification Agreement (Secured Loan), dated February 10, 2010, by and between Sunrise Pasadena CA Senior Living, LLC and Sunrise Pleasanton CA Senior Living, L.P., as borrowers, and Wells Fargo Bank, National Association, as lender.

10.2

Building Loan Agreement, dated April 10, 2008, by and between Sunrise Monterey Senior Living, LP, as borrower, Wells Fargo Bank, National Association, as administrative agent, and the financial institutions from time to time parties thereto, as lenders.

10.3	Modification Agreement (Secured Loan), dated February 10, 2010, by and between Sunrise Monterey Senior Living, LP, as borrower, and Wells Fargo Bank, National Association, as administrative agent.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 19, 2010

                                       Sunrise Senior Living, Inc.

                                       By:       /s/ Mark S. Ordan

                                       Name:  Mark S. Ordan

                                       Title:    Chief Executive Officer

Exhibit Index

10.1

Modification Agreement (Secured Loan), dated February 10, 2010, by and between Sunrise Pasadena CA Senior Living, LLC and Sunrise Pleasanton CA Senior Living, L.P., as borrowers, and Wells Fargo Bank, National Association, as lender.

10.2

Building Loan Agreement, dated April 10, 2008, by and between Sunrise Monterey Senior Living, LP, as borrower, Wells Fargo Bank, National Association, as administrative agent, and the financial institutions from time to time parties thereto, as lenders.

10.3	Modification Agreement (Secured Loan), dated February 10, 2010, by and between Sunrise Monterey Senior Living, LP, as borrower, and Wells Fargo Bank, National Association, as administrative agent.